SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant toss.240.14a-12


                                  Lycos, Inc.
             (Name of each Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount previously paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

Slide Graphics

                        The Creation of a Global Leader in
                            Internet, New Media and
                                Communications


Terra
Lycos
Telefonica
Bertelsmann


[GRAPHIC OMITTED]

                            Safe-Harbor Statement

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this release address the following subjects: expected date of closing the merger; future financial and operating results; and timing and benefits of the merger.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Terra's and Lycos's businesses will not be integrated successfully; costs related to the merger; failure of the Terra or Lycos stockholders to approve the merger; inability to further identify, develop and achieve success for new products, services and technologies; increase competition and its effect on pricing, spending, third-party relationships and revenues; inability to establish and maintain relationships with commerce, advertising, marketing, technology, and content providers.

For a detailed discussion of these and other cautionary statements, please refer to Terra's filings with the Securities and Exchange Commission, including the Risk Factors section of Terra's F-1 filing that became effective in November 1999, and Lycos's filings with the Securities and Exchange Commission, including the section titled "Factors Affecting the Company's Business, Operating Results and Financial Condition" of the Management's Discussion and Analysis in its From 10-K for the year ended July 31, 1999 and the Risk Factors section of Lycos's S-3 filing that became effective in March, 2000.

Investors and security holders are urged to read the joint proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information, when it becomes available, because it will contain important information. The joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by Terra and Lycos. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed by Terra and Lycos with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from Terra.

[GRAPHIC OMITTED]

                              Mission Statement


                     To be the leading global provider of

                                    Access

                                   Content

                                 and Commerce
[GRAPHIC OMITTED]

                 The Creation of a Global Leader in Internet,
                         New Media and Communications


Global presence                         37 Countries

Scale:                                  175 Million page views per day
                                        More than 40 Million unique visitors
                                        $600 Million -- 2000E revenues

Growth in Major Areas                   Latin America 37%
                                        Asia 31%
                                        U.S. 23%
                                        Europe 22%

Diversified Revenues                    Advertising    52%
                                        ISP            26%
                                        E-Commerce     22%


Strategic Alliances                     Telefonica
                                        Bertelsmann

Broadband Access                        ADSL
                                        Cable
                                        Satellite
                                        Wireless

* # of Internet users

                             Transaction Summary


Exchange Ratio:          $97.55 dollars for every Lycos share

Collar:                  Symmetrical 20%

Structure:               Tax free exchange of shares

Accounting:              Purchase

Listing:                 Madrid, NASDAQ

Closing Conditions:      Shareholder votes

                         Regulatory approval and other customary conditions

Expected Closing:        Calendar 3Q '00

Telefonica will underwrite a $2 Billion Terra      Bertelsmann commits to a
rights offering at today's closing price, to be    broad world-wide alliance
commenced prior to the closing                     an enters $1 Billion,
                                                   5-year commerce agreement

Telefonica Mobile will form a joint venture with Terra Lycos for a global wireless unit.

                               Terra Lycos Leadership

     o  Senior management

        - Chairman: Juan Villalonga
        - CEO: Bob Davis
        - COO: Abel Linares
        - CFO: Ted Philip

     o Board of directors
        - 14 Total, 7 Independents, 4 from
          Telefonica/Terra and 3 from Lycos


[GRAPHIC OMITTED]

                             Terra Lycos Strategic Vision
           Value for Consumers and Shareholders Will be Created by Leading
                 the Convergence of Media and Communications Globally


Fixed Telephony

                                                            Web TV/Media






Mobile Communication                                        Cable Modems



                              Multiple-Access Portal
                                     (MAP)


                                             Wireless


                         PDAs


                                   Web Phone

                             The Global Convergence Race


The only company with...




Global Presence

Content

Fixed Telephony

Wireless

ADSL

Cable

Satellite

Multi Access Platform


[GRAPHIC OMITTED]

                                                  Terra Networks

                                                  The Leading Global
                                                  Spanish and Portuguese
                                                  Language Internet
                                                  Access and Content
                                                  Company


o 2 million subscribers

o  14 countries

o  Multiple access offerings

o  Rich/compelling content

o Network model


[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

                         Terra Networks: Leadership in Spain
                                  and Latin America

                             "Think Global, Act Local"

United States

     Argentina
     Brazil                                                      Spain
     Costa Rica
     Chile
     El Salvador
     Guatemala
     Honduras
     Mexico
     Nicaragua
     Panama
     Peru
     Venezuela

                            The Internet's Leading Multi-

                                    Brand Network




     o 46% U.S. reach

     o 148 Million page views per day worldwide

     o Four of the world's top 20 i nternet sites

     o  29 countries

     o Network model



[GRAPHIC OMITTED]

                Lycos: Leadership in North America, Europe and Asia


Canada                Europe            Greater China          Korea
Americas                                Asia, and the          Japan
                                        Pacific Rim




[GRAPHICS OMITTED]

                              The Leading Telecom Group
                             in Spain and Latin America

                                  Telefonica


          o #1 Telco in Spain and Latin America

          o #6 Wireless service provider worldwide

          o #1 TV broadcaster in Spain and Argentina (#2 Pay TV)

          o More than 62 million customers

                                       Access

       Terra Lycos: Multiple Access Through Strategic Alliance with Telefonica


                                   Fixed Telephony

                                        Cable

                                      Wireless

                                      Broadband


                                                         Telefonica Servicios
      Telefonica              Telefonica Media                Moviles, S.A.
      ----------              ----------------                -------------

     o 40 Mil.lines
                             2.3 Mil. Subscribers         20 Mil. Subscribers
     o ADSL                   Cable Broadband             Wireless Broadband




                                62.3 Mil. Total

                            Wireless Portal Joint Venture



                                   o Access through
                                     wireless platform

                                   o Content distribution to
                                     20 million customers

                                   o Realtime E-Commerce

    Telefonica Servicios                                         Terra Lycos
       Moviles, S.A.

                                   o Anytime Anyplace

                                   o Killer applications


[GRAPHIC OMITTED]

                      Endemol's Strong Presence in Key Markets

Endemol is the leading independent TV producer in the Netherlands, Spain, Italy, Portugal, Poland & Scandinavia and in the top 3 in the remaining countries where it operates

o        GMG Endemol                           o        Rene Stokvis Producties
o        Groupe ASP Endemol                    o        SBSnet.nl
o        Endemol Portugal                      o        Endemol Entertainment
o        Gestmusic Endemol                              Productions
o        Zeppelin                              o        Non Fiction
o        Telepolis.com                         o        GAT
o        Medicinatv.com                        o        Flamingo Film
o        Endemol South Africa                  o        Meta
o        Aran                                  o        Helkon
o        John de Mol Producties                o        Endemol Neovision
o        Joop van den Ende TV                  o        Metronome
         Producties                            o        Endemol Belgium

                                        Media

                                 Telefonica Content

        Antena 3 TV    Via Digital    Pearson     Onda Cero    Hispasat
         48.6%           47%           5%          100%        22.78%


                          Recoletos
                             95%                            Lolafilms 50%


                                                       Movierecord 100%
                             Unedisa
                               30%
                                                            Azul TV 50%
 Audiovisual Sport
     40%

                                                       TELEFE 100%

                   Bertelsmann delivers leading content worldwide
                    as the premier content provider on Terra Lycos


Representative Brands

o Random House (#1 publishing house worldwide)
                                                        o Bertelsmann is the
o CLT-UFA/Pearson TV (#1 TV producer worldwide, #         most international
 1 TV distributor in Europe)                              media company in the
                                                          world and the leading
o Gruner + Jahr (#1 magazine publisher in Europe)         media company
                                                          on the Internet
o BMG Entertainment (#4 music company in the world)

o BertelsmannSpringer
  (#1 in professional information in Germany)           o Bertelsmann occupies
                                                          leading market
o Bertelsmann Direct (#1 in clubs worldwide,              positions worldwide
   # 2 in media e-commerce worldwide)                     with over 600
                                                          companies in 54
o Bertelsmann Arvato (#1 Printing house in Europe,        countries
    # 1 in distribution/services)

                    The Creation of a Global Leader in Internet,
                             New Media and Communications

                       Terra Lycos: Global Internet Leadership



     o Global presence in 37 countries

     o 175 Million page views per day

     o Diversified revenues of 110 Million dollars
       (March Quarter) spread between advertising
       (52%), ISP (26%), e-commerce (22%)

     o #3 Internet company in the world

     o Alliances with Telefonica and Bertelsmann


[GRAPHIC OMITTED]

                                 Terra Lycos Leads in
                                    Growth Regions

                                 1999-2003 CAGR (%)*


       27            37                 31               23                22
      World     Latin America          Asia              U.S.            Europe
        #3          # 1               # 1,#3           # 1,#4             #2



     * Number of Internet users.

     Source: International Data Corporation

                          The Terra Lycos Value Proposition



           Providing    Aggregating    Offering Rich     Monetizing
           Access       Audience       Content           Traffic

                          The Terra Lycos Value Proposition


             Providing     Aggregating    Offering Rich   Monetizing
             Access        Audience       Content         Traffic



     Terra Libre

     Lycos Free

     Commundo

     Terra Line

     Terra Premium

                          The Terra Lycos Value Proposition



        Providing        Aggregating       Offering Rich      Monetizing
        Access           Audience          Content            Traffic


Terra Libre               Terra

Lycos Free                Lycos

Commundo                  Hot Bot

Terra Line                Angelfire

Terra Premium             Tripod

                          The Terra Lycos Value Proposition



              Providing     Aggregating    Offering Rich    Monetizing
              Access        Audience       Content          Traffic



Terra Libre                 Terra          Quote.com

Lycos Free                  Lycos          Gamesville

Commundo                    Hot Bot        Terra

Terra Line                  Angelfire      Sonique

Terra Premium               Tripod         Invertia.com

                                           Big Brother

                                           Lycos Zone
                                                                           25

                        Terra Lycos: High Value-Added Content




Telefonica Media                                       Bertlesmann

o #1 Broadcast TV in                         o  World's 3rd Largest
  Spain & Argentina                             Media Conglomerate
o #2 Pay TV in Spain &                          Present in 53 Countries
  Argentinao                                 o  Active in:
o Radio                                           - New Media
                                                  - Book publishing
                                                  - Music
                                                  - TV broadcasting
                                                  - Periodicals

                                   Endemol

                              Leading independent
                              TV producer in the
                              Netherlands, Spain,
                              Italy, Portugal, Poland
                              & Scandinavia

                          The Terra Lycos Value Proposition

          Providing       Aggregating    Offering Rich      Monetizing
          Access          Audience       Content            Traffic


Terra Libre               Terra          Quote.com           LycoShop

Lycos Free                Lycos          Gamesville          Wingspanbank.com

Commundo                  Hot Bot        Terra               Barnes & Noble

Terra Line                Angel Fire     Sonique             BBva

Terra Premium             Tripod         Invertia.com        De Remate.com

                                         Big Brother         Amadeus

                             Advertising and E-Commerce

                         A "must buy" network for advertisers
                               and e-commerce partners


     o Global coverage and content
     o Multi-national advertising platform
     o Only significant English and Spanish Internet company
     o Improved content will yield increased stickiness
     o Sales staff of 300+


                                                                           28
[GRAPHIC OMITTED]

                       Advertising and E-Commerce


o        A&E                                   o        Coca-Cola
o        El Corte Jingles                      o        Intel
o        American Express                      o        IBM
o        Compaq                                o        BBVA
o        BMW                                   o        The Wall Street Journal
o        Lycoshop                              o        Amadeus
o        Mexicana                              o        Banco Zaragozano
o        Fidelity Investments                  o        AT&T
o        E-Loan                                o        Nintendo
o        Wingspan Bank.com                     o        Forbes Magazine
o        Nobel                                 o        Via Plus Supertienda
o        Procter & Gamble                      o        Sony
o        Barnes & Noble                        o        Eddie Bauer
o        De Remate.com                         o        Kodak
o        British Airways                       o        Unibanco
o        Gap                                   o        Marriott.com

                              Terra Lycosm, Creation of
                                  Shareholder Value



     o  Ideally positioned as the global leader

     o  Large scale, broad scope of diversified revenue streams

     o  Unparalleled depth and breadth of access platforms and technologies

     o  Valuable strategic partners -Telefonica and Bertelsmann

     o The most complete and best prepared investment vehicle on the road to convergence

     o  Opportunity to fully exploit premium assigned to first mover


[GRAPHIC OMITTED]

                Terra Lycosm, A Global Leader in Key Internet Regions




               Canada, #1               Western Europe, #2



     U.S. Hispanic, #1
                                                                 Japan, #2
     Total U.S., #4

                                                           Korea, #1


               Latin America, #1                       Asia Pacific, #1